SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, DC 20549


                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934



                          April 21, 1998

        (Date of Report, date of earliest event reported)




                     COMPX INTERNATIONAL INC.

      (Exact name of Registrant as specified in its charter)


      Delaware              1-13905             57-0981653

     (State or other        (Commission        (IRS Employer
      jurisdiction of        File Number)       Identification
      incorporation)                             No.)


          200 Old Mill Road, Mauldin, SC           29662

     (Address of principal executive offices)     (Zip Code)



                         (864) 297-6655

       (Registrant's telephone number, including area code)



                         Not applicable

      (Former name or address, if changed since last report)

Item 5: Other Events


        On April 21, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information

        and Exhibits


        (c)  Exhibit


             Item No.              Exhibit Index
             99.1           Press release dated April 21, 1998
                            issued by the Registrant

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By: /s/ Bobby D. O'Brien

                                      Bobby D. O'Brien
                                      Vice President & Treasurer


Date:  April 21, 1998